                                                                 Exhibit 10.28

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                          REGISTRATION RIGHTS AGREEMENT

            THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of February 14, 2000 by and among SEPRACOR INC., a Delaware corporation (the "Company") and DEUTSCHE BANK SECURITIES INC. (the "Initial Purchaser") pursuant to the Purchase Agreement, dated as of February 8, 2000 (the "Purchase Agreement"), between the Company and the Initial Purchaser. In order to induce the Initial Purchaser to enter into the Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Purchase Agreement.

            The Company agrees with the Initial Purchaser, (i) for their benefit as Initial Purchaser and (ii) for the benefit of the holders from time to time of the Debentures (including the Initial Purchaser) and the holders from time to time of the Common Stock issued upon conversion of the Debentures (each of the foregoing a "Holder" and together the "Holders"), as follows:

      1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following terms have the following meanings:

            Affiliate: "Affiliate" means, with respect to any specified person,
(i) any other person directly or indirectly controlling or controlled by, or under direct or indirect common control with, such specified person or (ii) any officer or director of such other person. For purposes of this definition, the term "control" (including the terms "controlling," "controlled by" and "under common control with") of a person means the possession, direct or indirect, of the power (whether or not exercised) to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract, or otherwise.

            Business Day: Each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

            Common Stock: The shares of common stock, par value $.10 per share, of the Company and any other shares of stock as may constitute "Common Stock" for purposes of the Indenture, in each case, as issuable or issued upon conversion of the Debentures.

            Damages Accrual Period: See Section 2(f) hereof.

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            Damages Payment Date: Each of the semi-annual interest payment dates provided in the Indenture.

            Debentures: 5% Convertible Subordinated Debentures due 2007 of the Company being issued and sold pursuant to the Purchase Agreement and the Indenture.

            Deferral Period: See Section 2(e) hereof.

            Effectiveness Period: The period commencing with the date hereof and ending on the date that all Registrable Securities (other than Registerable Securities held by Affiliates of the Company) have ceased to be Registrable Securities.

            Event: See Section 2(f) hereof.

            Event Date: See Section 2(f) hereof.

            Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

            Filing Date: See Section 2(a) hereof.

            Holder: See the second paragraph of this Agreement.

            Indenture: The Indenture, dated as of February 14, 2000, between the Company and The Chase Manhattan Bank, as Trustee, pursuant to which the Debentures are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

            Initial Purchaser: Deutsche Bank Securities Inc.

            Initial Shelf Registration: See Section 2(a) hereof.

            Liquidated Damages: See Section 2(f) hereof.

            Losses: See Section 6 hereof.

            Managing Underwriters: The investment banking firm or firms that shall manage or co-manage an Underwritten Offering.

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            Notice and Questionnaire: A written notice delivered to the Company containing substantially the information called for by the Notice and Questionnaire attached as Appendix B to the Offering Memorandum of the Company relating to the Debentures.

            Notice Holder: See Section 2(d) hereof.

            Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            Purchase Agreement: See the first paragraph of this Agreement.

            Record Holder: (i) With respect to any Damages Payment Date relating to any Debenture as to which any such Liquidated Damages have accrued, the registered holder of such Debenture on the record date with respect to the interest payment date under the Indenture on which such Damages Payment Date shall occur and (ii) with respect to any Damages Payment Date relating to any Common Stock as to which any such Liquidated Damages have accrued, the registered holder of such Common Stock fifteen (15) days prior to the next succeeding Damages Payment Date.

            Registrable Securities: (A) The Common Stock of the Company into which the Debentures are convertible or converted, whether or not such Debentures have been converted, and any Common Stock issued with respect thereto upon any stock dividend, split or similar event until, in the case of any such Common Stock, (i) it is effectively registered under the Securities Act and resold in accordance with the Registration Statement covering it, (ii) it is saleable by the holder thereof pursuant to Rule 144(k) (or any successor provision) or (iii) it is sold to the public pursuant to Rule 144, and, as a result of the event or circumstance described in any of the foregoing clauses
(i) through (iii), the legends with respect to transfer restrictions required under the Indenture (other than any such legends required solely as the consequence of the fact that such Common Stock (or the Debentures, upon the conversion of which, such Common Stock was issued or is issuable) is owned by, or was previously owned by, the Company or an Affiliate of the Company) are removed or removable in accordance with the terms of the Indenture; (B) the Debentures, until, in the case of such Debenture, (i) it is converted into shares of Common Stock in accordance with the terms of the Indenture, (ii) it is effectively registered under the Securities Act and resold in accordance with the Registration Statement covering it, (iii) it is saleable by the holder thereof pursuant to Rule 144(k) or (iv) it is sold to the public pursuant to Rule 144, and, as a result

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of the event or circumstance described in any of the foregoing clauses (ii) through (iv), the legends with respect to transfer restrictions required under the Indenture (other than any such legends required solely as the consequence of the fact that such Debenture is owned by, or was previously owned by, the Company or an Affiliate of the Company) are removed or removable in accordance with the terms of the Indenture.

            Registration Statement: Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

            Rule 144: Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

            Rule 144A: Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

            SEC: The Securities and Exchange Commission.

            Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

            Shelf Registration: See Section 2(a) hereof.

            Special Counsel: Ropes & Gray, or such successor counsel as shall be specified by the Holders of a majority of the Registrable Securities, the fees and expenses of which will be paid by the Company pursuant to Section 5 hereof.

            Subsequent Shelf Registration: See Section 2(b) hereof.

            TIA: The Trust Indenture Act of 1939, as amended.

            Trustee: The Trustee under the Indenture.

            Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

      2. Shelf Registration.

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      (a) Shelf Registration. The Company shall prepare and file with the SEC, as soon as practicable but in any event on or prior to the date ninety (90) days following the Closing Date of the original issuance of the Debentures (the "Filing Date"), a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 of the Securities Act (a "Shelf Registration") registering the resale from time to time by Holders thereof of all of the Registrable Securities (the "Initial Shelf Registration"). The Initial Shelf Registration shall be on Form S-1, Form S-3 or another appropriate form permitting registration of such Registrable Securities for resale by the Holders in the manner or manners designated by them. If the Holders of Registrable Securities so elect, an offering of Registrable Securities pursuant to the Shelf Registration may be effected in the form of an Underwritten Offering; provided, however, that the Company shall not be obligated to arrange for more than one (1) such Underwritten Offering. In any Underwritten Offering, the Holders of a majority of the Registrable Securities requested to be sold shall select the Managing Underwriter (subject to the consent of the Company, which consent shall not be unreasonably withheld) of such Underwritten Offering. The Company shall use reasonable best efforts to cause the Initial Shelf Registration to be declared effective under the Securities Act as promptly as practicable and to keep the Initial Shelf Registration continuously effective under the Securities Act until the earlier of the expiration of the Effectiveness Period or the date a Subsequent Shelf Registration, as defined below, covering all of the Registrable Securities has been declared effective under the Securities Act.

      (b) If the Initial Shelf Registration or any Subsequent Shelf Registration, as defined below, ceases to be effective for any reason as a result of the issuance of a stop order by the SEC at any time during the Effectiveness Period, the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend the Shelf Registration in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration covering all of the Registrable Securities (a "Subsequent Shelf Registration"). If a Subsequent Shelf Registration is filed, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration to be declared effective as soon as practicable after such filing and to keep such Registration Statement continuously effective until the end of the Effectiveness Period.

      (c) The Company shall supplement and amend the Shelf Registration if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration, if required by the Securities Act, or if reasonably requested by the Initial Purchaser or by the Trustee on behalf of a majority of the Holders of the Registrable Securities covered by such Registration Statement or by any Managing Underwriter of such Registrable Securities in the event of an Underwritten Offering of the Registrable Securities.

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      (d) Each Holder of Registrable Securities agrees that if such Holder wishes to sell its Registrable Securities pursuant to a Shelf Registration and related Prospectus, it will do so only in accordance with this Section 2(d). Each Holder of Registrable Securities agrees to deliver a Notice and Questionnaire to the Company at least three (3) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration. As soon as practicable after the date the Notice and Questionnaire is provided to the Company, and in any event within ten (10) Business Days after such date (or, if later, the filing of the Initial Shelf Registration), the Company shall (i) if necessary, prepare and file with the SEC a post-effective amendment to the Shelf Registration or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide each Holder who has delivered a completed Notice and Questionnaire in accordance with this Section 2(d) (each, a "Notice Holder") copies of any documents filed pursuant to Section 2(d)(i); and (iii) inform each Notice Holder that the Company has complied with its obligation in Section 2(d)(i) (or that, if the Company has filed a post-effective amendment to the Shelf Registration which has not yet been declared effective, the Company will notify the Notice Holder to that effect, will use its reasonable best efforts to secure the effectiveness of such post-effective amendment and will immediately notify the Notice Holder when the amendment has become effective). Each Notice Holder shall furnish such other information with respect to such Holder and the intended method of distribution as required to amend the Shelf Registration or supplement the related Prospectus.

      (e) In the event, following the initial declaration of effectiveness of the Initial Shelf Registration filed hereunder, (i) of the happening of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(c)(vi) hereof or (ii) that, in the judgment of the Company, it is advisable to suspend use of the Prospectus for a discrete period of time due to pending material corporate developments or similar material events that have not yet been publicly disclosed and as to which the Company believes public disclosure will be prejudicial to the Company, the Company shall deliver a certificate in writing, signed by an authorized executive officer of the Company, to the Notice Holders (including any Notice Holder providing a Notice and Questionnaire subsequent to the delivery by the Company of the certificate referenced above), the Special Counsel and the Managing Underwriters, if any, to the effect of the foregoing and, upon receipt of such certificate, each such Notice Holder shall not sell any Registrable Securities and shall not use the Prospectus until such Notice Holder's receipt of copies of the supplemented or

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amended Prospectus provided for in Section 2(d)(i) hereof, or until it is advised in writing by the Company that the Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed, and sales of Registrable Securities can commence or resume, as soon as practicable and, in the case of a pending development or event referred to in
Section 2(e)(ii) hereof, as soon as the earlier of (x) public disclosure of such pending material corporate development or similar material event or (y) in the judgment of the Company, public disclosure of such material corporate development or similar material event would not be prejudicial to the Company. Notwithstanding any other provision in this Agreement, the Company shall not under any circumstances be entitled to exercise its rights under this Section 2(e) to defer sales of Registrable Securities except as follows: the Company may defer sales of Registrable Securities in accordance with this Section 2(e) for a period not to exceed an aggregate of sixty (60) days in any three hundred sixty five (365) day period, and the period in which sales of Registrable Securities are suspended shall not exceed fifteen (15) days unless the Company shall deliver to such Notice Holders one or more subsequent notices to the effect set forth above, each of which shall have the effect of extending the period during which sales of Registrable Securities are deferred by up to an additional fifteen (15) days, or such shorter period of time as is specified in such subsequent notice (each such period of deferral, as may be extended, a "Deferral Period").

      (f) The parties hereto agree that the Holders of Registrable Securities will suffer damages, and that it would not be feasible to ascertain the extent of such damages with precision, if (i) the Initial Shelf Registration had not been filed on or prior to the Filing Date, (ii) prior to the end of the Effectiveness Period, the SEC shall have issued a stop order suspending the effectiveness of the Shelf Registration or proceedings have been initiated with respect to the Shelf Registration under Section 8(d) or 8(e) of the Securities Act, or (iii) the aggregate number of days in the Deferral Periods in any three hundred sixty five (365) day period exceeds the period permitted pursuant to
Section 2(e) hereof (each of the events of a type described in any of the foregoing clauses (i) through (iii) are individually referred to herein as an "Event," and the Filing Date in the case of clause (i), the date on which the effectiveness of the Shelf Registration has been suspended or proceedings with respect to the Shelf Registration under Section 8(d) or 8(e) of the Securities Act have been commenced in the case of clause (ii), and the date on which the duration of the Deferral Periods in any three hundred sixty five (365) day period exceeds the period permitted by Section 2(e) hereof in the case of clause
(iii) being referred to herein as an "Event Date"). Events shall be deemed to continue until the date of the termination of such Event, which shall be the following dates with respect to the respective types of Events: the date the Initial Registration Statement is filed in the case of an Event of the type described in clause (i), the date that all stop orders suspending effectiveness of the Shelf Registration have been removed and the

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proceedings initiated with respect to the Shelf Registration under Section 8(d) or 8(e) of the Securities Act have terminated, as the case may be, in the case of Events of the types described in clause (ii), and termination of the Deferral Period which caused the aggregate number of days in the Deferral Periods in any three hundred sixty five (365) day period to exceed the number permitted by
Section 2(e) to be exceeded in the case of Events of the type described in clause (iii).

            Accordingly, upon the occurrence of any Event and until such time as there are no Events which have occurred and are continuing (a "Damages Accrual Period"), commencing on the Event Date on which such Damages Accrual Period began, the Company agrees to pay, as liquidated damages, and not as a penalty, an additional amount (the "Liquidated Damages"): (A)(i) to each holder of a Debenture that is a Notice Holder, accruing at an annual rate equal to one-quarter of one percent per annum (25 basis points) on the aggregate principal amount of Debentures held by such Notice Holder and (ii) to each holder of Common Stock that is a Notice Holder, accruing at an annual rate equal to one-quarter of one percent per annum (25 basis points) calculated on an amount equal to the product of (x) the then-applicable Conversion Price (as defined in the Indenture) or, in the event that each Debenture has been converted to Common Stock, the Conversion Price applicable to the Debenture last converted, multiplied by (y) the number of shares of Common Stock held by such holder; and (B) if the Damages Accrual Period continues for a period in excess of thirty (30) days from the Event Date, from and after the end of such thirty
(30) days until such time as there are no Events which have occurred and are continuing, (i) to each holder of a Debenture (whether or not a Notice Holder), accruing at an annual rate equal to one-half of one percent per annum (50 basis points) on the aggregate principal amount of Debentures held by such holder and
(ii) to each holder of Common Stock into which Debentures have been converted (whether or not a Notice Holder), accruing at an annual rate equal to one-half of one percent per annum (50 basis points) calculated on an amount equal to the product of (x) the then applicable Conversion Price (as defined in the Indenture) or, in the event that each Debenture has been converted to Common Stock, the Conversion Price applicable to the Debenture last converted, multiplied by (y) the number of shares of Common Stock held by such holder. Notwithstanding the foregoing, no Liquidated Damages shall accrue under clause
(A) for the preceding sentence during any period for which Liquidated Damages accrue under clause (B) of the preceding sentence or as to any Registrable Securities from and after the expiration of the Effectiveness Period. The rate of accrual of the Liquidated Damages with respect to any period shall not exceed the rate provided for in this paragraph notwithstanding the occurrence of multiple concurrent Events.

            The Company shall pay the Liquidated Damages due on any Debentures or Common Stock by depositing with the Trustee under the Indenture, in trust, for the benefit of the holders of Debentures or Common Stock or Notice Holders, as the case may be, entitled thereto,

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at least one (1) Business Day prior to the applicable Damages Payment Date, sums sufficient to pay the Liquidated Damages accrued or accruing since the last preceding Damages Payment Date through such Damages Payment Date. The Liquidated Damages shall be paid by the Trustee at the direction and on behalf of the Company to the Record Holders on each Damages Payment Date by wire transfer of immediately available funds to the accounts specified by them or by mailing checks to their registered addresses as they appear in the Debenture register (as defined in the Indenture), in the case of the Debentures, and in the register of the Company for the Common Stock, in the case of the Common Stock, if no such accounts have been specified on or before the Damages Payment Date; provided, however, that any Liquidated Damages accrued with respect to any Debenture or portion thereof called for redemption on a redemption date, redeemed or repurchased in connection with a Fundamental Change (as defined in the Indenture) on a repurchase date, or converted into Common Stock on a conversion date prior to the Damages Payment Date, shall, in any such event, be paid instead to the holder who submitted such Debenture or portion thereof for redemption, repurchase or conversion on the applicable redemption date, repurchase date or conversion date, as the case may be, on such date (or promptly following the conversion date, in the case of conversion of a Debenture). The Trustee shall be entitled, on behalf of the holders of Debentures, holders of Common Stock and Notice Holders, to seek any available remedy for the enforcement of this Agreement, including for the payment of such Liquidated Damages. Notwithstanding the foregoing, the parties agree that the sole damages payable for a violation of the terms of this Agreement with respect to which Liquidated Damages are expressly provided shall be such Liquidated Damages. Nothing shall preclude a Notice Holder or Holder of Registrable Securities from pursuing or obtaining specific performance or other equitable relief with respect to this Agreement, in addition to the payment of Liquidated Damages.

            All of the Company's obligations set forth in this Section 2(f) which are outstanding with respect to any Registrable Securities at the time such security ceases to be a Registrable Security shall survive until such time as all such obligations with respect to such security have been satisfied in full (notwithstanding termination of the Agreement pursuant to Section 8(o)).

            The parties hereto agree that the Liquidated Damages provided for in this Section 2(f) constitute a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities (other than the Initial Purchaser) by reason of the failure of the Shelf Registration to be filed or declared effective or unavailable (absolutely or as a practical matter) for effecting resales of Registrable Securities, as the case may be, in accordance with the provisions hereof.

      3. Registration Procedures. In connection with the Company's registration obligations under Section 2 hereof, the Company shall effect such registrations to permit the sale of the

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Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall:

      (a) Prepare and file with the SEC a Registration Statement or Registration Statements on any appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that, before filing any such Registration Statement or Prospectus or any amendments or supplements thereto (other than documents that would be incorporated or deemed to be incorporated therein by reference and that the Company is required by applicable securities laws or stock exchange requirements to file), the Company shall furnish to the Initial Purchaser, the Special Counsel and the Managing Underwriters of such offering, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of the Initial Purchaser, the Special Counsel and such Managing Underwriters, and the Company shall not file any such Registration Statement or amendment thereto or any Prospectus or any supplement thereto (other than such documents which, upon filing, would be incorporated or deemed to be incorporated by reference therein and that the Company is required by applicable securities laws or stock exchange requirements to file) to which the Holders of a majority of the Registrable Securities covered by such Registration Statement, the Managing Underwriters, the Initial Purchaser or the Special Counsel shall reasonably object in writing within five (5) full days after receipt of such materials in the case of the Initial Shelf Registration Statement and two (2) full Business Days in every other case.

      (b) Subject to Section 2(e), prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement and Prospectus during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

      (c) Notify all Notice Holders, the Initial Purchaser, the Special Counsel and the Managing Underwriters, if any, promptly, and (if requested by any such person) confirm such notice in writing, (i) when a Prospectus, any Prospectus supplement, a Registration Statement or a post-effective amendment to a Registration Statement has been filed with the SEC, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for

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amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the existence of any fact or happening of any event which makes any statement of a material fact in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or which would require the making of any changes in the Registration Statement or Prospectus in order that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (vi) of the Company's determination that a post-effective amendment to a Registration Statement or a supplement to a Prospectus would be required. Notice of the filing and effectiveness of the Initial Shelf Registration and any Subsequent Registration shall be made by the Company by release made to Reuters Economic Services and Bloomberg Business News.

      (d) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment.

      (e) If reasonably requested by the Initial Purchaser or the Managing Underwriters, if any, or the Holders of a majority of the Registrable Securities being sold, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to a Registration Statement such information as the Initial Purchaser, the Special Counsel, the Managing Underwriters, if any, or such Holders, in connection with any offering of Registrable Securities, agree should be included therein as required by applicable law and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any actions under this Section 3(e) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law.

      (f) Furnish to each Notice Holder, the Special Counsel, the Initial Purchaser and each Managing Underwriter, if any, without charge, at least one conformed copy of the Registration

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Statement or Statements and any amendment thereto, including financial statements but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits (unless requested in writing by any such Notice Holder, Special Counsel, the Initial Purchaser or Managing Underwriter).

      (g) Deliver to each Notice Holder, the Special Counsel, the Initial Purchaser and each Managing Underwriter, if any, in connection with any offering of Registrable Securities, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such persons may reasonably request; and the Company hereby consents to the use of such Prospectus or each amendment or supplement thereto by each of the Notice Holders of Registrable Securities and the underwriters, if any, in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto.

      (h) Prior to any public offering of Registrable Securities, to register or qualify or cooperate with the Notice Holders, the Managing Underwriters, if any, and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder or Managing Underwriter reasonably requests in writing; keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and do any all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

      (i) If required, cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such Notice Holder, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the Notice Holder or Holders thereof or the Managing Underwriters, if any, to consummate the disposition of such Registrable Securities.

      (j) Other than during a Deferral Period, immediately upon the existence of any fact or the occurrence of any event as a result of which a Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or a Prospectus shall contain any untrue

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statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, promptly prepare and file (subject to the proviso in Section 3(a)) a post-effective amendment to each Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document (such as a Current Report on Form 8-K) that would be incorporated by reference into the Registration Statement so that the Registration Statement shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and so that the Prospectus will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, use its reasonable best efforts to cause it to become effective as soon as practicable.

      (k) Enter into such agreements (including, in the event of an Underwritten Offering, an underwriting agreement in form, scope and substance as is customary in Underwritten Offerings) and take all such other actions in connection therewith (including, in the event of an Underwritten Offering, those reasonably requested by the Managing Underwriters, if any, or the Holders of a majority of the Registrable Securities being sold) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into, and if the registration is an underwritten registration, (i) make such representations and warranties, subject to the Company's ability to do so, to the Holders of such Registrable Securities and the underwriters with respect to the business of the Company and its subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings (provided that the scope and substance shall not be materially different than those contained in the Purchase Agreement) and confirm the same if and when requested; (ii) use its reasonable best efforts to obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any, and Special Counsel) addressed to each of the underwriters covering the matters customarily covered in opinions requested in underwritten offerings; (iii) use its reasonable best efforts to obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any business acquired or to be acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the Managing Underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort"

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letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be reasonably requested by the Special Counsel and the Managing Underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement as and to the extent required thereunder.

      (l) If requested in connection with a disposition of Registrable Securities pursuant to a Registration Statement, make available for inspection by a representative of the Holders of Registrable Securities being sold, any Managing Underwriter participating in any disposition of Registrable Securities, if any, and any attorney or accountant retained by such Notice Holders or underwriter, financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the executive officers, directors and employees of the Company and its subsidiaries, to supply all information reasonably requested by any such representative, Managing Underwriter, attorney or accountant in connection with such disposition, subject to reasonable assurances by each such person that such information will only be used in connection with matters relating to such Registration Statement; provided, however, that such persons shall first agree in writing with the Company that any information that is reasonably and in good faith designated by the Company in writing as confidential at the time of delivery of such information shall be kept confidential by such persons and shall be used solely for the purposes of exercising rights under this Agreement, unless (i) disclosure of such information is required by court or administrative order or is necessary to respond to inquiries of regulatory authorities, (ii) disclosure of such information is required by law, (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by any such person or (iv) such information becomes available to any such person from a source other than the Company and such source is not bound by a confidentiality agreement.

      (m) Comply with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than forty-five (45) days after the end of any twelve (12) month period (or ninety (90) days after the end of any twelve (12) month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statements shall cover said twelve (12) month period.

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      (n) Cooperate with the Notice Holders of Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as such Holders may request.

      (o) Provide the Trustee under the Indenture and the transfer agent for the Common Stock with printed certificates for the Registrable Securities which are in a form eligible for deposit with The Depositary Trust Company.

      (p) Cause the Common Stock covered by the Registration Statement to be listed on each securities exchange (or quoted on each automated quotation system on which any of the Company's "Common Stock," as that term is defined in the Indenture, is then listed or quoted) no later than the date the Registration Statement is declared effective and, in connection therewith, to the extent applicable, to make such filings under the Exchange Act (e.g., the filing of a Registration Statement on Form 8-A) and to have such filings declared effective thereunder.

      (q) Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.

      4. Holder's Obligations. Each Holder agrees, by acquisition of the Debentures and Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with the Notice and Questionnaire required pursuant to Section 2(d) hereof and such other information regarding such Holder and the distribution of such Registrable Securities as may be required to be included in the Registration Statement or the Prospectus or as the Company may from time to time reasonably request. The Company may exclude from such registration the Registrable Securities of any Holder who does not furnish such information provided above for so long as such information is not so furnished. Each Holder of Registrable Securities as to which any Registration Statement is being effected agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading. Any sale of any Registrable Securities by any Holder shall constitute a representation and warranty by such Holder that the information relating to such Holder and its plan of distribution is as set forth in the Prospectus delivered by such Holder in connection with such disposition, that such Prospectus does not as of the time of such sale contain any untrue statement of a material fact relating to such Holder or its plan of distribution and that such Prospectus does not as of the time of such sale omit to state any material fact relating to such Holder or its plan of distribution necessary to make the statements in such Prospectus, in light of the circumstances under which they were made, not misleading.

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      5. Registration Expenses. All fees and expenses incident to the Company's performance of or compliance with this Agreement shall be borne by the Company whether or not any of the Registration Statements become effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the SEC or the National Association of Securities Dealers, Inc. and (y) relating to compliance with federal securities or Blue Sky laws (including, without limitation, reasonable fees and disbursements of Special Counsel in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as the Managing Underwriters, if any, or Holders of a majority of the Registrable Securities being sold may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the Special Counsel or the Holders of a majority of the Registrable Securities included in any Registration Statement), (iii) the reasonable fees and disbursements of the Trustee and its counsel and of the registrar and transfer agent for the Common Stock, (iv) reasonable fees and disbursements of counsel for the Company and the Special Counsel in connection with the Shelf Registration (provided that the Company shall not be liable for the fees and expenses of more than one separate firm, in addition to counsel for the Company, for all parties participating in any transaction hereunder), (v) fees and disbursements of all independent certified public accountants referred to in Section 3(k)(iii) hereof (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance) and (vi) Securities Act liability insurance, to the extent obtained by the Company in its sole discretion. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 5, each seller of Registrable Securities shall pay all underwriting discounts, selling commissions and stock transfer taxes applicable to the Registrable Securities, all selling expenses and all registration expenses to the extent that the Company is prohibited by applicable Blue Sky laws from paying such expenses for or on behalf of such seller of Registrable Securities.

      6. Indemnification.

      (a) Indemnification by the Company. The Company shall indemnify and hold harmless the Initial Purchaser, each Holder and each person, if any, who controls the Initial Purchaser or any Holder (within the meaning of either
Section 15 of the Securities Act or Section 20(a) of the Exchange Act) from and against all losses, liabilities, damages and expenses (including,

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without limitation, any reasonable legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (collectively, "Losses"), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such Losses arise out of or are based upon the information relating to the Initial Purchaser or any Holder furnished to the Company in writing by the Initial Purchaser or such Holder expressly for use therein (including, without limitation, any information relating to the plan of distribution of Registrable Securities furnished by such person); provided that the Company shall not be liable to any Holder of Registrable Securities (or any person controlling such Holder) to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if either (A)(i) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder to the person asserting the claims from which such Losses arise and (ii) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or
(B)(x) such untrue statement or alleged untrue statement, omission or alleged omission is corrected in an amendment or supplement to the Prospectus and (y) having previously been furnished by or on behalf of the Company with copies of the Prospectus as so amended or supplemented, such Holder thereafter fails to deliver such Prospectus as so amended or supplemented, with or prior to the delivery of written confirmation of the sale of a Registrable Security to the person asserting the claim from which Losses arise. The Company shall also indemnify each underwriter and each person who controls such person (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange
Act) to the same extent and with the same limitations as provided above with respect to the indemnification of the Initial Purchaser or the Holders of Registrable Securities.

      (b) Indemnification by Holder of Registrable Securities. Each Holder agrees, and such agreement shall be evidenced by the Holder delivering the Notice and Questionnaire described in Section 2(d) hereof, severally and not jointly to indemnify and hold harmless the Initial Purchaser, the other Holders, the Company, its directors, its officers who sign a Registration Statement, and each person, if any, who controls the Company, the Initial Purchaser and any other Holder (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act), from and against all losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information relating to such Holder so furnished in writing by such

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Holder to the Company expressly for use in such Registration Statement or Prospectus. In no event shall the liability of any Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.

      (c) Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, shall have the right to assume the defense of such proceeding and to retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate because there may be one or more legal defenses available to the indemnified party that conflicts with those available to the indemnifying party. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Initial Purchaser and all persons, if any, who control the Initial Purchaser within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all persons, if any, who control any Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign a Registration Statement and each person, if any, who controls the Company within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Company, and such directors, officers and the control persons of the Company, such firm shall be designated in writing by the Company. In such case involving the Initial Purchaser and persons who control the Initial Purchaser, such firm shall be designated in writing by Deutsche Bank Securities Inc. In such case involving the Holders and such persons who control Holders, such firm shall be designated in writing by the Holders of the majority of Registrable Securities sold pursuant to the Registration Statement. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled

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with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability or claims that are the subject matter of such proceeding.

      (d) Contribution. If the indemnification provided for in this Section 6 is unavailable to an indemnified party under Section 6(a) or 6(b) hereof in respect of any Losses or is insufficient to hold such indemnified party harmless, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such Losses, (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such Losses, as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the initial placement (before deducting expenses) of the Debentures pursuant to the Purchase Agreement. Benefits received by the Initial Purchaser shall be deemed to be equal to the total purchase discounts and commissions received by them pursuant to the Purchase Agreement and benefits received by any other Holders shall be deemed to be equal to the value of receiving Debentures registered under the Securities Act. Benefits received by any underwriter shall be deemed to be equal to the total discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. The relative fault of the Holders on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Holders or by the Company and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this paragraph are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement, and not joint.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method or allocation that does not take into account the equitable considerations referred to in the immediately

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preceding paragraph. The amount paid or payable by an indemnified party as a result of the Losses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding this
Section 6(d), an indemnifying party that is a Holder of Registrable Securities shall not be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such indemnifying party and distributed to the public were offered to the public exceeds the amount of any damages which such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

            The indemnity, contribution and expense reimbursement obligations of the Company hereunder shall be in addition to any liability the Company may otherwise have hereunder, under the Purchase Agreement or otherwise. The provisions of this Section 6 shall survive so long as Registrable Securities remain outstanding, notwithstanding any transfer of the Registrable Securities by any Holder or any termination of this Agreement.

            The indemnity and contribution provisions contained in this Section 6 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Initial Purchaser, any Holder or any person controlling any Initial Purchaser or any Holder and (iii) the sale of any Registrable Securities by any Holder.

      7. Information Requirements.

      (a) The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act, and if at any time the Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A under the Securities Act. The Company further covenants that it will cooperate with any Holder of Registrable Securities and take such further reasonable action as any Holder of Registrable Securities may reasonably request (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act. Upon the request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing

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requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Company to register any of its securities under any such section of the Exchange Act.

      (b) The Company shall file the reports required to be filed by it under the Exchange Act and shall comply with all other requirements set forth in the instructions to Form S-3 in order to allow the Company to be eligible to file registration statements on Form S-3.

      8. Miscellaneous.

      (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, each Holder of Registrable Securities, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement, provided that the sole damages payable for a violation of the terms of this Agreement for which Liquidated Damages are expressly provided pursuant to Section 2(e) hereof shall be such Liquidated Damages. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

      (b) No Conflicting Agreements. The Company has not, as of the date hereof, and shall not, on or after the date of this Agreement, enter into any agreement with respect to its securities which conflicts with the rights granted to the Holders of Registrable Securities in this Agreement. The Company represents and warrants that the rights granted to the Holders or Registrable Securities hereunder do not in any way conflict with the rights granted to the holders of the Company's securities under any other agreements.

      (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the then outstanding Common Stock constituting Registrable Securities (with Holders of Debentures deemed to be the Holders, for purposes of this Section, of the number of outstanding shares of Common Stock into which such Debentures are convertible as of such date of determination). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders; provided that the provisions of this statement may not be

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amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

      (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier or
(ii) one (1) business day after being deposited with a reputable next-day courier, postage prepaid, to the parties as follows:

            (i) if to a Holder of Registrable Securities, at the most current address given by such Holder to the Company in accordance with the provisions of Sections 8(e):

            (ii) if to the Company, to:

                                    Sepracor Inc.
                                    111 Locke Drive
                                    Marlborough, MA 01752
                                    Attention: Chief Financial Officer
                                    Telecopy No: (508) 481-6700

                                    with a copy to:

                                    Hale and Dorr LLP
                                    60 State Street
                                    Boston, MA  02109
                                    Attention: Mark G. Borden
                                    Telecopy No: (617) 526-5000

                                    and

            (iii) if to the Initial Purchaser or Special Counsel to:

                                    Ropes & Gray
                                    One International Place
                                    Boston, MA  02110
                                    Attention: Keith F. Higgins, Esq.
                                    Telecopy No: (617) 951-7050

or to such other address as such person may have furnished to the other persons identified in this Section 8(d) in writing in accordance herewith.

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      (e) Owner of Registrable Securities. The Company will maintain, or will cause its registrar and transfer agent to maintain, a register with respect to the Registrable Securities in which all transfers of Registrable Securities of which the Company has received notice will be recorded. The Company may deem and treat the person in whose name Registrable Securities are registered in such register of the Company as the owner thereof for all purposes, including without limitation, the giving of notices under this Agreement.

      (f) Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, (i) Holders of Debentures shall be deemed to be Holders, for such purposes, of the number of outstanding shares of Common Stock into which such Debentures are convertible and (ii) Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Purchaser or subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

      (g) Successors and Assigns. Any person who purchases any Registrable Securities from an Initial Purchaser shall be deemed, for purposes of this Agreement, to be an assignee of such Initial Purchaser. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities.

      (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement.

      (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      (j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

      (k) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants

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and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be in the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such which may be hereafter declared invalid, illegal, void or unenforceable.

      (l) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and the registration rights granted by the Company with respect to the Registrable Securities. Except as provided in the Purchase Agreement, there are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights.

      (m) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the prevailing party, as determined by the court, shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

      (n) Further Assurances. Each of the parties hereto shall use all reasonable efforts to take, or cause to be taken, all appropriate action, do or cause to be done all things reasonably necessary, proper or advisable under applicable law, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and the other documents contemplated hereby and consummate and make effective the transactions contemplated hereby.

      (o) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 4, 5 or 6 hereof and the obligations to make payments of and provide for Liquidated Damages under Section 2(e) hereof to the extent such damages accrue prior to the end of the Effectiveness Period, each of which shall remain in effect in accordance with their terms.

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                                                   Registration Rights Agreement

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                  SEPRACOR INC.


                                  By: /s/ Robert F. Scumaci
                                      -----------------------
                                      Name: Robert F. Scumaci
                                      Title: Senior Vice President Finance and
                                             Administration



Accepted as of the date first above written:


DEUTSCHE BANK SECURITIES INC.


By:     /s/ Michael J. Ott
        ----------------------
        Name: Michael J. Ott
        Title: Managing Director


By:     /s/ Brent B. Milner
        ----------------------
        Name: Brent B. Milner
        Title: Director